                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: July 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                                     $9,888,489.80
RECEIPTS:
     1. Receipts from Operations                                                      $          --
         Receipts from Operations (Received by Parent)                                $   56,019.73
     2. Other Receipts                                                                $   12,923.65
         Other receipts (Received by Parent or Affiliates)                            $  500,000.00
                                                                                      -------------

TOTAL RECEIPTS                                                                        $  568,943.38
Less:  Receipts received by Parent or Affiliates                                      $ (556,019.73)
                                                                                      -------------
ADJUSTED TOTAL RECEIPTS                                                               $   12,923.65

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                                   $          --
        b. Others                                                                     $          --
     4. Taxes
        a. Federal Income Taxes                                                       $          --
        b. FICA Withholdings                                                          $          --
        c. Employee's withholdings                                                    $          --
        d. Employer's FICA                                                            $          --
        e. Federal Unemployment Taxes                                                 $          --
        f. State Income Tax                                                           $          --
        g. State Employee withholdings                                                $          --
        h. All other state taxes                                                      $          --

     5. Necessary Expenses
        a. Rent or mortgage payment(s)                                                $   29,137.76
        b. Utilities                                                                  $          --
        c. Insurance                                                                  $          --
        d. Merchandise bought for manufacture or sell                                 $          --
        e. Other necessary expenses
           Office Supplies & Expenses                                                 $      173.34
           Other                                                                      $          --
                                                                                      -------------

TOTAL DISBURSEMENTS                                                                   $   29,311.10
Less:  Disbursements made by Parent or Affiliates                                     $  (29,311.10)
                                                                                      -------------
ADJUSTED TOTAL DISBURSEMENTS                                                          $          --

                                                                                      -------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                   $   12,923.65

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                                $          --

                                                                                      -------------
ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130                             $9,901,413.45

                                                                                      -------------
ENDING BALANCE IN ALL ACCOUNTS                                                        $9,901,413.45
                                                                                      =============

                            OPERATING REPORT Page 1

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHER NDISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2002
Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-21130

     DATE RECEIVED                                      DESCRIPTION                                   AMOUNT
     -------------                                      -----------                                 -----------
        7/2/2002     Interest Received                                                              $ 12,923.65
                                                                                                    -----------
                                                                                Total WATP Receipts $ 12,923.65
                                                                                                    ===========


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: July 31, 2002

STATEMENT OF INVENTORY
   Beginning Inventory                    $               --
   Add: purchases                         $               --
   Less: goods sold                       $               --
                                          ------------------
   Ending inventory                       $               --
                                          ==================

PAYROLL INFORMATION STATEMENT

   Gross payroll for this period          $               --
   Payroll taxes due but unpaid           $               --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                               DATE REGULAR             AMOUNT OF            NUMBER OF              AMOUNT OF
          NAME OF CREDITOR/LESSOR             PAYMENT IS DUE        REGULAR PAYMENT     PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
          -----------------------             --------------        ---------------     -------------------   --------------------
   North Atlanta Realty                          Monthly              $ 28,021.13                        --         $           --
   GE Capital (Copier Lease)                     Monthly              $    575.72                        --         $           --
   Toshiba Easy Lease (Fax)                      Monthly              $     84.41                         6         $       506.46
   Toshiba Easy Lease (Fax)                      Monthly              $     35.11                         6         $       210.66
   GE Capital (Copier/Fax Lease)                 Monthly              $    612.83                         6         $     3,676.98
   Ascom/Hasler (Postage Meter)                 Quarterly             $    181.15                        --         $           --
   Ascom/Hasler (Postage Meter)                 Quarterly             $    719.04                         1         $       719.04
   Imperial Business Credit (Postage Meter)     Quarterly             $    497.83                         1         $       497.83


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: July 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                 3RD PARTY             INTERCOMPANY               TOTAL
                                                                  --------------------------------------------------------------
                         Beginning of month balance               $ 13,759,926.62        $ 16,750,953.94         $ 30,510,880.56
                         Add: sales on account                    $            --        $            --         $            --
                                 expenses paid for affiliate      $            --        $            --         $            --
                                 cash advanced to affiliate       $            --        $            --         $            --
                         Less: collections                        $    (56,019.73)       $    556,019.73         $    500,000.00
                                                                  --------------------------------------------------------------
                         End of month balance                     $ 13,703,906.89        $ 17,306,973.67         $ 31,010,880.56
                                                                  ==============================================================
       0-30 Days                  31-60 Days                 61-90 Days            Over 90 Days       End of Month Total
       ---------                  ----------                 ----------          ---------------      ------------------
       $      --                  $       --                 $       --          $ 13,703,906.89      $ 13,703,906.89




STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                        3RD PARTY             INTERCOMPANY              TOTAL
                                                                        ---------------------------------------------------------
                         Beginning of month balance                     $  7,043.23           $ 441,502.51           $ 448,545.74
                         Add: sales on account                          $ 29,311.10           $         --           $  29,311.10
                                 Cash received on behalf of Affiliate   $        --           $         --           $         --
                                 Cash received from Affiliate           $        --           $         --           $         --
                         Less: payments                                 $(29,311.10)          $  29,311.10           $         --
                                                                        ---------------------------------------------------------
                         End of month balance                           $  7,043.23           $ 470,813.61           $ 477,856.84
                                                                        =========================================================
       0-30 Days                  31-60 Days                 61-90 Days          Over 90 Days        End of Month Total
       ---------                  ----------                 ----------          ------------        ------------------
       $      --                  $       --                 $       --          $   7,043.23          $  7,043.23

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                       For the Month Ending: July 31, 2002


                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

    1.     Federal income taxes              Yes (X)                      No ( )

    2.     FICA withholdings                 Yes (X)                      No ( )

    3.     Employee's withholdings           Yes (X)                      No ( )

    4.     Employer's FICA                   Yes (X)                      No ( )

    5.     Federal unemployment taxes        Yes (X)                      No ( )

    6.     State income tax                  Yes (X)                      No ( )

    7.     State employee withholdings       Yes (X)                      No ( )

    8.     All other state taxes                  See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                      /s/ Henry C. Lyon
                                      --------------------------------------
                                       For the Debtor In Possession

                                       Henry C. Lyon
                                       Designated Officer



                             OPERATING REPORT Page 6

                       IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                 EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: August 31, 2002


BEGINNING BALANCE IN ALL ACCOUNTS                                   $   9,901,413.45

RECEIPTS:
     1. Receipts from Operations                                    $             --
         Receipts from Operations (Received by Parent)              $       5,993.32
     2. Other Receipts                                              $      13,045.58
         Other receipts (Received by Parent or Affiliates)          $             --
                                                                    ----------------

TOTAL RECEIPTS                                                      $      19,038.90
Less:  Receipts received by Parent or Affiliates                    $      (5,993.32)
                                                                    ----------------
ADJUSTED TOTAL RECEIPTS                                             $      13,045.58

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                $             --
         b. Others                                                  $             --
     4. Taxes
         a. Federal Income Taxes                                    $             --
         b. FICA Withholdings                                       $             --
         c. Employee's withholdings                                 $             --
         d. Employer's FICA                                         $             --
         e. Federal Unemployment Taxes                              $             --
         f. State Income Tax                                        $             --
         g. State Employee withholdings                             $             --
         h. All other state taxes                                   $             --

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                             $      32,834.95
         b. Utilities                                               $             --
         c. Insurance                                               $             --
         d. Merchandise bought for manufacture or sell              $             --
         e. Other necessary expenses
            Office Supplies & Expenses                              $             --
            Other                                                   $             --
                                                                    ----------------

TOTAL DISBURSEMENTS                                                 $      32,834.95
Less:  Disbursements made by Parent or Affiliates                   $     (32,834.95)
                                                                    ----------------
ADJUSTED TOTAL DISBURSEMENTS                                        $             --

                                                                    ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                 $      13,045.58

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.              $             --
                                                                    ----------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130           $   9,914,459.03

                                                                    ----------------
ENDING BALANCE IN ALL ACCOUNTS                                      $   9,914,459.03
                                                                    ================


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                      For the Month Ending: August 31, 2002

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-21130


     DATE RECEIVED                         DESCRIPTION                                 AMOUNT
     -------------                         -----------                             --------------
        8/1/2002         Interest Received                                         $    13,045.58
                                                                                   --------------
                                                           Total WATP Receipts     $    13,045.58
                                                                                   ==============




                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                      For the Month Ending: August 31, 2002

STATEMENT OF INVENTORY

    Beginning Inventory                    $           --
    Add: purchases                         $           --
    Less: goods sold                       $           --
                                           --------------
    Ending inventory                       $           --
                                           ==============

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period          $           --
    Payroll taxes due but unpaid           $           --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                                 DATE REGULAR          AMOUNT OF              NUMBER OF             AMOUNT OF
  NAME OF CREDITOR/LESSOR                       PAYMENT IS DUE      REGULAR PAYMENT     PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
  -----------------------                       --------------      ----------------   --------------------    -------------------
North Atlanta Realty                               Monthly          $    28,021.13              --              $           --
GE Capital (Copier Lease)                          Monthly          $       575.72              --              $           --
Toshiba Easy Lease (Fax)                           Monthly          $        84.41               6              $       506.46
Toshiba Easy Lease (Fax)                           Monthly          $        35.11               6              $       210.66
GE Capital (Copier/Fax Lease)                      Monthly          $       612.83               6              $     3,676.98
Ascom/Hasler (Postage Meter)                       Quarterly        $       181.15              --              $           --
Ascom/Hasler (Postage Meter)                       Quarterly        $       719.04               1              $       719.04
Imperial Business Credit (Postage Meter)           Quarterly        $       497.83               1              $       497.83


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

              For the Month Ending: August 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                3RD PARTY            INTERCOMPANY              TOTAL
                                                               --------------------------------------------------------------
         Beginning of month balance                            $ 13,703,906.89       $  17,306,973.67        $   31,010,880.56
         Add: sales on account                                 $            --       $             --        $              --
                 expenses paid for affiliate                   $            --       $             --        $              --
                 cash advanced to affiliate                    $            --       $             --        $              --
         Less: collections                                     $     (5,993.32)      $       5,993.32        $              --
                                                               ---------------------------------------------------------------
         End of month balance                                  $ 13,697,913.57       $  17,312,966.99        $   31,010,880.56
                                                               ===============================================================

        0-30 Days                        31-60 Days              61-90 Days           Over 90 Days        End of Month Total
        ---------                        ----------              ----------           ------------        ------------------
        $     --                         $      --             $         --          $ 13,697,913.57        $ 13,697,913.57




STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
                                                                   3RD PARTY            INTERCOMPANY                 TOTAL
                                                               --------------------------------------------------------------
         Beginning of month balance                            $      7,043.23       $     470,813.61       $      477,856.84
         Add: sales on account                                 $     32,834.95       $             --       $       32,834.95
                 Cash received on behalf of Affiliate          $            --       $             --       $              --
                 Cash received from Affiliate                  $            --       $             --       $              --
         Less: payments                                        $    (32,834.95)      $      32,834.95       $              --
                                                               --------------------------------------------------------------
         End of month balance                                  $      7,043.23       $     503,648.56       $      510,691.79
                                                               ==============================================================

        0-30 Days                        31-60 Days              61-90 Days             Over 90 Days      End of Month Total
        ---------                        ----------              ----------             ------------      ------------------
        $ -                              $      --             $         --          $       7,043.23       $        7,043.23



                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                      For the Month Ending: August 31, 2002


                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.        Federal income taxes                     Yes (X)                         No ( )

       2.        FICA withholdings                        Yes (X)                         No ( )

       3.        Employee's withholdings                  Yes (X)                         No ( )

       4.        Employer's FICA                          Yes (X)                         No ( )

       5.        Federal unemployment taxes               Yes (X)                         No ( )

       6.        State income tax                         Yes (X)                         No ( )

       7.        State employee withholdings              Yes (X)                         No ( )

       8.        All other state taxes                                                    See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                       /s/ Henry C. Lyon
                                       ---------------------------------------
                                       For the Debtor In Possession

                                       Henry C. Lyon
                                       Designated Officer


                            OPERATING REPORT Page 6

                                                                    EXHIBIT 99.2


                       IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                 EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.              CASE NUMBER: 01-14635-SPS

                  SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: September 30, 2002


BEGINNING BALANCE IN ALL ACCOUNTS                                   $9,914,459.03

RECEIPTS:
     1. Receipts from Operations                                    $          --
         Receipts from Operations (Received by Parent)              $          --
     2. Other Receipts                                              $   12,892.58
         Other receipts (Received by Parent or Affiliates)          $          --
                                                                    -------------

TOTAL RECEIPTS                                                      $   12,892.58
Less:  Receipts received by Parent or Affiliates                    $          --
                                                                    -------------
ADJUSTED TOTAL RECEIPTS                                             $   12,892.58

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                $          --
         b. Others                                                  $          --
     4. Taxes
         a. Federal Income Taxes                                    $          --
         b. FICA Withholdings                                       $          --
         c. Employee's withholdings                                 $          --
         d. Employer's FICA                                         $          --
         e. Federal Unemployment Taxes                              $          --
         f. State Income Tax                                        $          --
         g. State Employee withholdings                             $          --
         h. All other state taxes                                   $          --

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                             $   30,960.85
         b. Utilities                                               $          --
         c. Insurance                                               $          --
         d. Merchandise bought for manufacture or sell              $          --
         e. Other necessary expenses
             Office Supplies & Expenses                             $          --
             Other                                                  $          --
                                                                    -------------

TOTAL DISBURSEMENTS                                                 $   30,960.85
Less:  Disbursements made by Parent or Affiliates                   $  (30,960.85)
                                                                    -------------
ADJUSTED TOTAL DISBURSEMENTS                                        $          --

                                                                    -------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                 $   12,892.58

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.              $          --
                                                                    -------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130           $9,927,351.61
                                                                    -------------
ENDING BALANCE IN ALL ACCOUNTS                                      $9,927,351.61
                                                                    =============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.              CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2002

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-21130


     DATE RECEIVED               DESCRIPTION                                   AMOUNT
     -------------               -----------                               --------------
       9/3/2002         Interest Received                                  $    12,892.58
                                                                           --------------
                                                       Total WATP Receipts $    12,892.58
                                                                           ==============


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.              CASE NUMBER: 01-14635-SPS

                    For the Month Ending: September 30, 2002

STATEMENT OF INVENTORY

              Beginning Inventory                       $            --
              Add: purchases                            $            --
              Less: goods sold                          $            --
                                                        ---------------
              Ending inventory                          $            --
                                                        ===============

          PAYROLL INFORMATION STATEMENT

              Gross payroll for this period             $            --
              Payroll taxes due but unpaid              $            --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                                 DATE REGULAR           AMOUNT OF             NUMBER OF              AMOUNT OF
    NAME OF CREDITOR/LESSOR                     PAYMENT IS DUE       REGULAR PAYMENT    PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
    -----------------------                     --------------       ----------------  --------------------    -------------------
North Atlanta Realty                               Monthly           $   28,021.13            --                     $          --
GE Capital (Copier Lease)                          Monthly           $      575.72            --                     $          --
Toshiba Easy Lease (Fax)                           Monthly           $       84.41             6                     $      506.46
Toshiba Easy Lease (Fax)                           Monthly           $       35.11             6                     $      210.66
GE Capital (Copier/Fax Lease)                      Monthly           $      612.83             6                     $    3,676.98
Ascom/Hasler (Postage Meter)                      Quarterly          $      181.15            --                     $          --
Ascom/Hasler (Postage Meter)                      Quarterly          $      719.04             1                     $      719.04
Imperial Business Credit (Postage Meter)          Quarterly          $      497.83             1                     $      497.83


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

            For the Month Ending: September 30, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                           3RD PARTY               INTERCOMPANY                 TOTAL
                                                          --------------------------------------------------------------------
          Beginning of month balance                      $13,697,913.57           $  17,312,966.99           $  31,010,880.56
          Add: sales on account                           $           --           $             --           $             --
                  expenses paid for affiliate             $           --           $             --           $             --
                  cash advanced to affiliate              $           --           $             --           $             --
          Less: collections                               $           --           $             --           $             --
                                                          --------------------------------------------------------------------
          End of month balance                            $13,697,913.57             $17,312,966.99           $  31,010,880.56
                                                          ====================================================================

        0-30 Days                   31-60 Days             61-90 Days                Over 90 Days           End of Month Total
        ---------                   ----------             ----------                ------------           ------------------
        $    --                     $      --             $      --                $ 13,697,913.57            $   13,697,913.57




STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
                                                              3RD PARTY               INTERCOMPANY                 TOTAL
                                                          ---------------------------------------------------------------------
          Beginning of month balance                      $     7,043.23             $   503,648.56             $   510,691.79
          Add: sales on account                           $    31,210.85             $           --             $    31,210.85
                  Cash received on behalf of Affiliate    $           --             $           --             $           --
                  Cash received from Affiliate            $           --             $           --             $           --
          Less: payments                                  $   (30,960.85)            $    30,960.85             $           --
                                                          ---------------------------------------------------------------------
          End of month balance                            $     7,293.23             $   534,609.41             $   541,902.64
                                                          ====================================================================

        0-30 Days                   31-60 Days             61-90 Days                Over 90 Days           End of Month Total
        ---------                   ----------             ----------                ------------           ------------------
        $ 250.00                    $      --             $      --                $      7,043.23            $        7,293.23


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                    For the Month Ending: September 30, 2002


                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.        Federal income taxes                     Yes (X)                         No ( )

       2.        FICA withholdings                        Yes (X)                         No ( )

       3.        Employee's withholdings                  Yes (X)                         No ( )

       4.        Employer's FICA                          Yes (X)                         No ( )

       5.        Federal unemployment taxes               Yes (X)                         No ( )

       6.        State income tax                         Yes (X)                         No ( )

       7.        State employee withholdings              Yes (X)                         No ( )

       8.        All other state taxes                                See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                     /s/ Henry C. Lyon
                                     -----------------------------------------
                                     For the Debtor In Possession

                                     Henry C. Lyon
                                     Designated Officer



                             OPERATING REPORT Page 6